EXHIBIT 10.47.3

This instrument prepared by and after recording return to:

Richard A. Malm
Dickenson, Mackaman, Tyler & Hagen, P.C.
1600 Hub Tower, 699 Walnut Street
Des Moines, Iowa 50309


                 INDEMNITY DEED OF TRUST AND SECURITY AGREEMENT

         INDEMNITY DEED OF TRUST AND SECURITY AGREEMENT ("Deed of Trust"), dated as of July 3, 1997, by THE CHESTNUT REAL ESTATE PARTNERSHIP, a Maryland general partnership having an address of c/o Mullan Enterprises, Inc., The Foxleigh Building, 2330 W. Joppa Road, Suite 210, Lutherville, Maryland 21093 ("Grantor"), to Paul R. Tyler and Richard A. Malm as Trustees (either or both are herein referred to as the "Trustee") and NORWEST BANK IOWA, NATIONAL ASSOCIATION, a national banking association having an office at 666 Walnut Street, Des Moines, Iowa 50309 (the "Bank"),

                              W I T N E S S E T H:


         WHEREAS, The Chestnut Partnership, a Maryland general partnership ("Borrower") is justly indebted to the Bank in the principal sum of One Million Nine Hundred Thousand Dollars ($1,900,000.00) (the "Loan"), or so much thereof as may be advanced in accordance with a Loan Agreement of even date herewith among Borrower, Grantor, Bank and others (as the same may be amended, modified or supplemented from time to time, "Loan Agreement"), and to be repaid with interest thereon in accordance with, a note of even date herewith made by Borrower to the Bank in the principal amount of $1,900,000 (as the same may be extended, renewed, refinanced, refunded, amended, modified or supplemented from time to time, and any replacement or successor note the "Note");

         WHEREAS, Grantor expects to derive financial benefit from the making of the Loan by the Bank to Borrower; and

         WHEREAS, Grantor has executed and delivered to the Bank a Guaranty Agreement of even date herewith (the "Guaranty") pursuant to which Grantor has guaranteed and become surety for, inter alia, the payment of the indebtedness evidenced by the Note, both principal and interest, and all amounts due or to become due under the Loan Agreement, the Note and the other Loan Documents (as defined in the Loan Agreement), and any extensions, renewals, replacements or modifications of any thereof, and the performance and observance of all covenants, agreements, obligations and liabilities of Borrower under or pursuant to the provisions of the Loan Agreement, the Note and the other Loan Documents, and any extensions, renewals, replacements or modifications of any thereof (as defined in the Guaranty, with certain other obligations, the "Guaranteed Obligations");

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the Guaranteed Obligations, which are referred to herein as the "Secured Obligations", Grantor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, grant a first priority security interest in, set over and confirm unto Trustee, and their successors and assigns, all of Grantor's estate, right, title, interest, property, claim and demand, now owned or held or hereafter acquired or arising, in and to the following property and rights (collectively, the "Mortgaged Property"):

         (a) the lands and premises more particularly described in Exhibit A hereto, together with all and singular the tenements, hereditaments and appurtenances hereunto belonging or in anyway appertaining, and also (i) any land lying within the right- of-way of any streets, open or proposed, adjoining the same, (ii) any easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and
                  (iii) any and all sidewalks, alleys, strips and gores of land adjacent thereto or used in connection therewith (all of the foregoing being hereinafter collectively called the "Land");

         (b) all buildings, structures and other improvements now or hereafter erected or placed on the Land (collectively, the "Improvements");

         (c) all machinery, apparatus, equipment, furniture, furnishings, fittings, fixtures, goods, chattels and other articles of personal property now or hereafter located on, attached to or used in connection with the Land or the Improvements (other than any personal property owned by any resident occupying the Improvements and used by such resident in connection with such occupancy), and all replacements thereof, additions thereto and substitutions therefor (all of the foregoing, being hereinafter collectively called the "Equipment"), together with all deposits or payments made on any Equipment in connection with the conditional purchase thereof and all leases by Grantors as lessee of Equipment;

         (d) all licenses, permits, certificates, authorizations and agreements from Governmental Authorities relating to the ownership, construction, occupancy, operation, management or use of the Land, the Improvements or the Equipment;

         (e) all tradenames, trademarks, contracts, licenses and agreements relating to the ownership design, construction, occupancy, operation, management or use of the Land, the Improvements or the Equipment;

         (f) all the remainder or remainders, reversion or reversions, rents, revenues, issues, profits, royalties, fees, charges, income and other benefits derived from any of the foregoing, including without limitation the Entrance Payments (as defined in the Loan Agreement), all of which are hereby assigned to Trustee, who is hereby authorized to collect and deceive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the Secured Obligations, notwithstanding the fact that the same may not then be due and payable, subject, however, to the right of Grantor to receive and use the same to the extent otherwise permitted under the Loan Documents unless and until an Event of Default (as defined in Section 4.01) shall occur;

         (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including all proceeds of the insurance required to be maintained by this Deed of Trust, all awards or other compensation heretofore or hereafter made to Grantor as the result of any Condemnation (as defined in Section 2.05), all awards for changes of the grades of streets and all awards for severance damages, all of which are hereby assigned to Trustee, who is hereby authorized to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and, subject to Section 2.06, to apply the same to the payment of the Secured Obligations, notwithstanding the fact that the same may not then be due and payable;

         (h) any monies deposited with Trustee or Bank pursuant to the terms hereof or of any other Loan Document;

         (i) all equipment, inventory, accounts, contract rights, general intangibles, instruments, documents and chattel paper (as those terms are defined in the Uniform Commercial Code) of Grantor; and

         (j) all proceeds, both cash and non-cash, of any and all of the foregoing;

         TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, their successors and assigns, forever, but upon the trusts, and under the terms and conditions of this Deed of Trust, which are set forth hereinafter;

         IN TRUST, NEVERTHELESS, with POWER OF SALE, for the benefit and security of Bank, its respective successors and assigns, and for the enforcement of the Secured Obligations, all as herein provided;

         PROVIDED, HOWEVER, that if Grantor shall pay, perform and discharge the Secured Obligations in full and the Loan Agreement is terminated, then this Deed of Trust and the estate hereby granted shall cease, terminate and become void;


GRANTER FURTHER AGREES WITH TRUSTEE AND BANK AS FOLLOWS:

                    ARTICLE I REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to Trustee and Bank that:

         1.01. TITLE. Grantor has good and marketable title to the Land and the Improvements and has good title to all Equipment and other property and rights comprising the Mortgaged Property, subject to no mortgage, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature except Permitted Encumbrances (as defined in this Section 1.01), and (b) has full power and lawful authority to grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, grant a security interest in, set over and confirm unto Trustee, and its successors and assigns, the Mortgaged Property as herein provided. Grantor will forever warrant and defend the title to the Mortgaged Property and the validity and first priority of the lien or estate, and the security interest, created hereby against the claims and demands of all persons whomsoever. As used herein the term "Permitted Encumbrances" means (i) the easements, rights of way and other exceptions set forth in Schedule B-2 of the title policy insuring the lien of this Deed of Trust, including without limitation that certain Indemnity Deed of Trust and Security Agreement dated as of August 2, 1993 given by Grantor to NationsBank, N.A., f/k/a Maryland National Bank ("NationsBank"), as trustee, and recorded among the Land Records of Baltimore County, Maryland in Liber SM No. 10056, folio 70, which was amended by an Indemnity Deed of Trust Modification Agreement of approximate even date herewith to be recorded among the Land Records of Baltimore County, Maryland; that certain UCC-1 Financing Statement between Grantor, as Debtor, and The First National Bank of Maryland, as trustee ('First National"), and recorded among the Land Records of Baltimore County, Maryland in Liber SM No. 10056, folio 100; and that certain Amended and Restated Subordination Agreement of approximately even date herewith among Grantor, Borrower, First National, as trustee, Boatmen's National Bank, as bond trustee, John Obzud, as trustee, David D. Gordon, as trustee, and Bank, to be recorded among the Land Records of Baltimore County, Maryland immediately after the recording of this Deed of Trust pursuant to which the lien of the Indemnity Deed of Trust recorded in Liber SM No. 10056, folio 170 and the UCC-1 recorded in Liber SM No. 10056 folio 100 shall be subordinated to the lien created hereby; and (ii) any Impositions or Mechanics' Claims (both as defined in Section 2.07) which are not due and payable or are being contested in good faith at the time pursuant to and in compliance with the requirements of
Section 2.07.

         1.02. HAZARDOUS SUBSTANCES. The Mortgaged Property does not contain (a) any hazardous wastes, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in, defined in or listed under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act and the Clean Water Act, or in any regulations promulgating pursuant thereto, or in any other applicable Law, including without limitation those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency or the list of toxic pollutants designated by Congress or said agency, or (b) petroleum products, including without limitation, gasoline, diesel fuel, fuel oil, heating oil, kerosene, motor oil, used oil and waste oil (all of the foregoing in clauses (a) and (b) being herein collectively called "Hazardous Substances"); other than Hazardous Substances described in clause (b) as to which Grantor remains in compliance with all applicable Laws relating to the receipt, handling, use, storage, treatment, shipment or disposal of the same ("Permitted Substances"). Grantor has at all times received, handled, used, stored, treated, shipped and disposed of all Permitted Substances in compliance with all applicable Laws, and has not received, handled, used, stored, treated, shipped or disposed of any Hazardous Substances other than Permitted Substances. No release or threatened release of Hazardous Substances has occurred on or in the Mortgaged Property. There is no civil, criminal or administrative action, suit, demand, claim, hearing, lien, notice or demand letter, notice of violation, investigation or proceeding pending or threatened with respect to the condition, use or occupancy of the Mortgaged Property which relates to Hazardous Substances or any Law referred to in this Section 1.02. As used herein the term "Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of, or permit, approval or license granted by, any Governmental Authority, including without limitation those relating to zoning, subdivision, building, safety, fire protection, accessibility to, usability by or discrimination against disabled individuals, or environmental matters. As used herein the term "Governmental Authority" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.


                        ARTICLE II AFFIRMATIVE COVENANTS

Grantor covenants to Trustee and the Bank as follows:

         2.01. COMPLIANCE WITH LAWS; ETC. Grantor shall comply with all Laws and all easements, declarations, covenants and restrictions which at any time are applicable to the Mortgaged Property or Grantor, and shall comply with the requirements of all policies of insurance required by this Deed of Trust and of the insurers under such policies. Grantor shall make any replacements, alterations or improvements to the Mortgaged Property as may be required by Law or such requirements even if unforeseen and/or extraordinary. Grantor shall have the right, after prior written notice to Bank, to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to any of the Bank, the validity or application of any Law which does not subject any of the Bank to any criminal or civil liability or jeopardize the lien of this Deed of Trust, and Grantor may delay compliance with such Law until final determination of such proceeding if compliance with such Law may legally be delayed until, and such proceedings shall conclusively operate to prevent the enforcement of such Law prior to, such final determination provided, however, that, if in the judgment of any of the Bank any lien or charge against the Mortgaged Property would or might be incurred by reason of such delay, Grantor shall furnish to and maintain with Bank security, at all times satisfactory to Bank, to assure the discharge of such lien or charge. Grantor shall keep, or cause to be kept, in full force and effect all licenses, permits and governmental authorizations and agreements necessary or desirable for the ownership, construction, occupancy, operation, management or use of the

Mortgaged Property. Grantor shall preserve and maintain unimpaired any and all easements, rights of way, appurtenances and other interests and rights constituting any portion of the Mortgaged Property.

         2.02. MAINTENANCE AND REPAIR. Grantor shall not abandon or cause or permit any waste to the Improvements or the Equipment, shall maintain the Improvements and the Equipment in good repair, working order and condition, except for reasonable wear and use, shall maintain the Improvements and the Equipment in compliance with all Laws, and shall restore, replace or rebuild the Improvements and the Equipment or any part thereof now or hereafter damaged or destroyed by any casualty (whether or not insured against or insurable) or affected by any Condemnation with Improvements or Equipment of equivalent value and utility, whether or not the proceeds of insurance required hereunder or the award payable in respect of such Condemnation are sufficient for the purpose or are available to Grantor pursuant to Section 2.06 for the purpose. All repairs, replacements, restorations, alterations and improvements to the Mortgaged Property required by Section 2.01 or this Section 2.02 or permitted by Sections
2.03 or 2.06 shall be promptly performed in a good and workmanlike manner in compliance with all applicable Laws, easements, declarations, restrictions, covenants and insurance requirements, shall be equivalent in quality of construction and class to the original construction of the Improvements and shall be subject to the terms and conditions set forth in Section 2.06(c) as if such repair, replacement, restoration, alteration or improvement were a restoration thereunder.

         2.03. ALTERATIONS. Grantor shall not permit the Improvements or the Equipment to be removed, demolished or materially altered; provided, however, that Grantor (i) shall make any replacements, alterations or improvements which are required by Law and (ii) may remove worn out Equipment if the same is concurrently replaced with Equipment of equivalent value and utility.

         2.04. INSURANCE. Grantor shall maintain and keep in effect the following policies of insurance:

         (a) during the course of construction of the Phase III Improvements (as defined in the Loan Agreement) or any other construction or repair of Improvements or Equipment on the Mortgaged Property, (i) builder's risk insurance (on a completed value, non-reporting basis) against "all risks of physical loss", including flood, collapse and transit coverage, with deductibles not to exceed $5,000, in non-reporting form, covering the total replacement cost of work performed and equipment, supplies and materials furnished in connection with such construction or repair of Improvements or Equipment, together with "soft cost" endorsements and such other endorsements as Bank may require, and (ii) worker's compensation, employer's liability and all other statutory forms of insurance now or hereafter required by Law covering all persons employed in connection with such construction or repair of the Improvements in such limits as may be required by Law or as Bank may otherwise require;

         (b) policies of insurance against loss or damage to the Improvements and the Equipment by or from fire, lightning, windstorm, explosion, riot, riot attending a strike, civil commotion, aircraft and vehicles, smoke and such other hazards as are presently included in the so-called "fire and extended coverage" insurance; vandalism, malicious mischief and such other hazards as are presently included in the so-called "all risks to physical loss" insurance; and such other insurable hazards, including flood, as, under good insurance practices, from time to time are insured against for improvements and equipment having similar functions and uses in the area where the Improvements and Equipment are located, in an amount which shall not be less than the greater of (i) 100% of the "full replacement cost" of the Improvements and the Equipment, without deduction for physical depreciation, or (ii) an amount sufficient to prevent Bank and Grantor from becoming co-insurers within the terms of the applicable policies; the term "full replacement cost" shall mean the actual cost of replacing the Improvements and the Equipment, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and shall be determined from time to time at the request of Bank (but not more frequently than once in any 24 calendar months) at the expense of Grantor, by an insurer or by an appraiser, engineer, architect or contractor designated by Grantor and approved by Bank;

         (c) insurance against loss or damage to the major components of the air conditioning and heating systems, fly-wheels, steam pipes, steam turbines, steam engines, steam boilers, other pressure vessels, high pressure piping and machinery and elevators and escalators, if any, as are installed in the Improvements, including insurance against physical damage to the Improvements and the Equipment arising out of an accident covered thereunder and against loss of occupancy or use arising from breakdown of any of the foregoing, in such amounts as are satisfactory to Bank;

         (d) comprehensive general liability insurance on an "occurrence basis" against claims for bodily injury, death or property damage occurring on or about the Mortgaged Property (including elevators and escalators, if any) and on or in the streets adjoining the same, to afford protection in a "single limit" of not less than $1,000,000 in the event of bodily injury to or death of any number of persons or of damage to property arising out of one occurrence;

         (e) if the Land or any part thereof now or at anytime prior to full payment and performance of the Secured Obligations is situate in an area designated by the Federal Emergency Management Agency (or any successor thereto) as an area of special flood hazard for purposes of the National Flood Insurance Program, such policies of flood insurance as Bank shall request, so as to enable Bank and the Lenders to be in compliance with all Laws with respect to flood insurance coverage for the Mortgaged Property from time to time applicable to Bank;

         (f) business interruption insurance and insurance against loss of "rental value" for a period of twelve months, in such amounts as are satisfactory to Bank;

         (g) comprehensive automobile liability insurance against liability for claims of bodily and personal injury and property damage arising out of the use of all Borrower owned, non-owned and hired motor vehicles by Borrower's agents and employees, in an amount not less than $1,000,000 for any occurrence (or its equivalent) and not less than $1,000,000 in the aggregate. Such motor vehicle liability insurance shall be written by the same insurance company that writes Grantor's If comprehensive general liability insurance policy or by an insurance company having the same parent company as the insurance company writing the comprehensive general liability insurance, unless Bank approves another insurance company, which approval shall not be unreasonably withheld;

         (h) workers' compensation, employer's liability insurance and all other statutory forms of insurance now or hereafter prescribed by law and in limits not less than the statutorily required amounts covering all persons employed by or on behalf of Grantor on or in the Mortgaged Property. Employer's liability insurance must be maintained in an amount not less than $1,000,000 per occurrence or its equivalent; and

         (i) such other insurance with respect to the Mortgaged Property in such amounts as may from time to time be required by Bank against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of buildings and improvements, their construction, location, use and occupancy.

All policies of insurance shall be subject to the approval of Bank as to insurance companies, amounts, expiration dates, form and content and shall name Trustee and Bank as additional insureds. All policies of insurance maintained by Grantor pursuant to clauses (a) and (b) shall contain the "replacement cost endorsement". All policies of insurance covering risks of physical loss shall provide that losses thereunder shall be payable to Bank, as their interests may appear, pursuant to a standard first mortgagee endorsement, without contribution, substantially equivalent to the New York standard mortgagee endorsement. At least 30 days prior to the expiration of any policy of insurance, Grantor shall furnish Bank with evidence satisfactory to Bank of the payment of the premium for, and the reissuance of a policy continuing, such insurance as required by this Deed of Trust. All policies of insurance shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Grantor which might otherwise give rise to a defense by the insurer to its payment for such loss and a waiver by the insurer of all rights of subrogation to any rights of Trustee or Bank or any of them and of all rights of setoff, counterclaim or deduction against the insureds. All policies of insurance shall also contain a provision to the effect that any cancellation of or amendment to such insurance, including any reduction in the scope or limits of coverage, shall not be effective as to

Bank without at least 30 days' prior written notice to Bank. Grantor shall not take out separate insurance with respect to the Mortgaged Property concurrent in form or contributing in the event of loss with that required by this Deed of Trust unless the same shall contain a standard non contributory lender's loss payable endorsement in favor of and in scope and form satisfactory to Bank.

         2.05. DAMAGE OR CONDEMNATION. In the event of any damage to or destruction of the Improvements or the Equipment or any part thereof as a result of any casualty ("Damage"), or in the event the Land, the Improvements or the Equipment or any part thereof are taken or damaged as the result of the exercise of the power of eminent domain or as the result of any other governmental action for which compensation shall be given by any Governmental Authority ("Condemnation"), or if Grantor shall receive any notice or advice of any Condemnation proceedings, Grantor shall give prompt notice thereof to Bank. Bank shall have the right, and is hereby authorized and empowered and irrevocably appointed attorney-in-fact of Grantor, to settle, adjust or compromise any claims by any insureds for Damage under any policy or policies of insurance required to be maintained by this Deed of Trust, or any claims for awards or other compensation payable in connection with any Condemnation, except, so long as no Event of Default exists, those claims involving amounts of less than $50,000.

         2.06. APPLICATION OF INSURANCE PROCEEDS AND CONDEMNATION AWARDS.

         (a) BENEFICIARY ELECTION. All proceeds of the insurance required to be maintained by this Deed of Trust (including proceeds of business interruption or loss of rental value insurance) payable in connection with any Damage, and all awards or other compensation payable in connection with any Condemnation, shall be deposited with Bank, except that any such proceeds or awards or other compensation aggregating less than $50,000 shall not be required to be so deposited. Such proceeds or awards or other compensation (after deducting therefrom all costs and expenses, including reasonable attorneys' fees, incurred by Bank in connection with the collection thereof regardless of the particular nature thereof and whether incurred with or without suit) ("Net Proceeds"), shall be applied by Bank at Bank's option (x) to the payment of the Secured Obligations in such order as Bank may determine (but on a pro rata basis among the Note) or (y) to the payment of the costs of restoring the Improvements and Equipment so damaged or taken to their value, utility and condition immediately prior to such Damage or Condemnation, including the payment of all debt service on the Note as the same becomes due until completion of the restoration (collectively, "Restoration Costs"); provided, however, that, with respect to any Damage or Condemnation occurring after completion of construction of the Phase III Improvements at the request of Grantor, Bank shall elect to apply the Net Proceeds as set forth in clause (y) if no Event of Default or Potential Default (as defined in the Loan Agreement) shall have occurred and be continuing and if, in the sole judgment of Bank, (i) the Improvements and Equipment so damaged can be restored substantially to the value, utility and condition thereof immediately prior to such Damage or Condemnation, (ii) the Net Proceeds deposited with Bank, together with such supplemental amounts deposited by Grantor with Bank for the purpose, shall be sufficient to pay all Restoration Costs, (iii) such restoration can be expected to be completed by the Maturity Date (as defined in the Note),
                  (iv) in the case of a Condemnation, the Land taken will not materially adversely affect the value or utility of the Facility (as defined in the Loan Agreement) even if the Improvements and Equipment can be restored and (v) such Damage or Condemnation and the time to complete such restoration shall not materially adversely affect the ability of Borrower to pay and perform its obligations under the Note and the other Loan Documents, or the ability of Grantor to pay the Secured Obligations, during such restoration or thereafter.

         (b) APPLICATION TO RESTORATION. If Bank elects to apply the Net Proceeds to the Restoration Costs, Grantor shall deposit with Bank such additional amounts of money as may be necessary so that the Net Proceeds and such additional monies (collectively, "Restoration Funds") will be sufficient, in the reasonable judgment of Bank, to pay all Restoration Costs during such restoration. Provided that no Event of Default shall have occur-red and be continuing or exist, such Restoration Funds will be advanced by Bank from time to time as the restoration work progresses upon the written request of Grantor subject to compliance by Grantor with such reasonable requirements and conditions as Bank shall impose, such requirements and conditions to be substantially equivalent to those imposed by Bank for advances of loan proceeds under the Loan Agreement and to include those terms and conditions set forth in Section 2.06(c). Bank shall not be required to apply Restoration Funds as aforesaid unless they reasonably determine that the amount thereof remaining after payment of the amount requested will be sufficient to pay the Restoration Costs in full, and Grantor shall promptly deposit with Bank the amount of any deficiency, to be held and disbursed by Bank as Restoration Funds in accordance with the provisions of this
                  Section 2.06. Upon completion of such restoration to the satisfaction of Bank and the payment of the Restoration Costs in full, the balance of any Restoration Funds not required to be disbursed shall (i) in the case of a Damage, be disbursed to Grantor or as Grantor may direct and (ii) in the case of a Condemnation, be applied to the payment of the Secured Obligations in such order as Bank may determine (but on a pro rata basis among the Note) until the same have been paid in full and then to Grantor or as Grantor may direct.

         (c) PERMITS; PLANS; CONTRACTS. All restoration work following any Damage or Condemnation pursuant to this Deed of Trust shall be subject to the following terms and conditions:

                  (i) no work shall be undertaken unless Grantor shall have procured and paid for all permits, approvals and authorizations of all Governmental Authorities required in connection with all of the work; and

                  (ii) all work involving estimated Restoration Costs of more than $25,000 (exclusive of debt service on the Note) (x) shall be designed, constructed and completed in accordance with detailed plans and specifications and cost estimates acceptable to Bank and prepared by an architect or engineer selected by Grantor and reasonably satisfactory to Bank and (y) shall be performed pursuant to fixed price construction contracts which are secured by payment and performance bonds in the amount of such contracts, such contracts and bonds to be in form and substance, and with contractors and sureties, reasonably satisfactory to Bank and to be executed and delivered prior to the commencement of any of the work.

         (d) PAYMENT OF DEFICIENCY. If (i) in the reasonable judgment of Bank the Mortgaged Property cannot be restored substantially to the value, utility and condition thereof immediately prior to such Damage or Condemnation or such restoration cannot be expected to be completed by the Maturity Date and (ii) the Net Proceeds are not sufficient to pay the Secured Obligations in full, Grantor shall promptly pay the deficiency.

         2.07 TAXES AND IMPOSITIONS; MECHANICS' CLAIMS. Grantor shall pay, before any fine, penalty, interest or cost attaches thereto, and in any event not less than 10 days prior to the delinquency thereof, all taxes and assessments, general and special, all water and sewer rents and all governmental charges and levies of any kind or nature whatsoever, which are now or hereafter assessed or imposed upon the Mortgaged Property or Grantor or become due and payable from Grantor or create a lien upon the Mortgaged Property (all such taxes, assessments, rents, charges and levies being herein collectively called "Impositions"), as well as all claims for labor, materials or services which, if unpaid, might become a lien thereon (herein collectively called "Mechanics' Claims"), and shall furnish to Bank, as soon as reasonably possible, official receipts of the appropriate taxing or other authority, or other proof satisfactory to Bank, evidencing the payment of all Impositions; provided, however, that if by law any Imposition is payable, or may at the option of the taxpayer be paid, in installments, Grantor may pay the same, or cause the same to be paid, together with any accrued interest on the unpaid balance thereof, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof; and provided, further, that, if Grantor (a) contests the validity or amount of any Imposition or Mechanic's Claim in good faith and by appropriate proceedings which operate to prevent any execution on any portion of the Mortgaged Property, (b) deposits and maintains with Bank a bond or other security satisfactory to Bank in such amount as Bank shall require to assure the discharge thereof, (c) furnish to Bank an endorsement to each of Bank' title insurance policies insuring over such Imposition or Mechanics' Claim and (d) thereafter diligently proceeds to cause such Imposition or Mechanics' Claim to be removed, paid or discharged of record, Grantor may defer payment thereof during the pendency of such contest.

         2.08. TAX AND INSURANCE ESCROW. If requested by Bank upon the occurrence of an Event of Default, Grantor shall pay to Bank on the first day of each calendar month a sum equal to one twelfth (1/12th) of the real estate taxes on the Mortgaged Property and premiums for insurance required hereby so as to enable Bank to pay the same at least thirty days before they become due. Amounts so paid shall not be trust funds but may at the option of Bank be commingled with general funds of Bank. No interest shall be paid on such amounts. If an Event of Default shall occur, Bank shall have the right to apply any amounts paid to Bank under this Section 2.08 against all or any part of the Secured Obligations. If such real estate taxes and insurance premiums shall exceed the amounts paid into escrow under this Section 2.08, Grantor shall on demand pay the deficiency. Grantor shall furnish to Bank tax and insurance bills in sufficient time to enable Bank to pay such taxes and premiums, before interest and penalties accrue thereon.

         2.09. [INTENTIONALLY OMITTED.]

         2.10. SECURITY INTEREST

         (a) UCC SECURITY INTEREST. This Deed of Trust constitutes both a mortgage and a "security agreement" within the meaning of the Uniform Commercial Code of the applicable jurisdiction (the "UCC") , and the Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Mortgaged Property. Grantor by executing and delivering this Deed of Trust has granted to Trustee and Bank, as security for the Secured Obligations, a security interest in and to those portions of the Mortgaged Property in which a security interest can be granted under the UCC. Portions of the Mortgaged Property are or are to become fixtures as defined in the UCC. This Deed of Trust constitutes and is effective as a fixture filing as provided in Section 9402 of the UCC. This Deed of Trust secures an obligation incurred for the construction of improvements on the Land and is a "construction mortgage" under Section 9313 of the UCC.

         (b) LOCATIONS. Grantor shall maintain and keep the Equipment on the Land; shall maintain and keep its principal place of business and its chief executive office at c/o Mullan Enterprises, Inc., The Foxleigh Building, 2330 West Joppa Road, Suite 210, Lutherville, Maryland and at no other location without thirty days' prior written notice to Bank, and shall maintain and keep its records concerning the Mortgaged Property at the Improvements and at no other location without thirty days' prior written notice to Bank.

         2.11. VISITATION. Grantor shall permit such persons as any of the Bank may designate to visit and inspect the Mortgaged Property, to examine the books, records and documents relating to the Mortgaged Property and take copies and extracts therefrom and to discuss the affairs of Grantor relating thereto with the officers, employees and independent accountants of Grantor at such times and as often as any of the Bank may reasonably request. Grantor hereby authorizes such officers, employees and independent accountants to discuss with Bank such affairs of Grantor.

         2.12. LITIGATION AFFECTING MORTGAGED PROPERTY. Grantor shall appear in and contest any action or proceeding purporting to affect the security hereof, the validity or priority of the lien hereof or the rights or powers of Trustee or Bank, and shall pay within a reasonable time after demand therefor all costs and expenses, including costs of evidence of title and attorneys' fees, in any such action or proceeding in which Trustee or Bank may appear.

         2.13 INDEMNIFICATION. Neither Trustee nor the Bank shall have any obligation or liability by reason of this Deed of Trust (or the liens or security interests in the Mortgaged Property granted hereby) or arising out of the Mortgaged Property, nor shall Trustee or the Bank be required or obligated in any manner to perform or fulfill any obligations of Grantor with respect to the Mortgaged Property. Grantor hereby agrees to indemnify and defend Trustee and Bank against, and hold Trustee and the Bank harmless from, all costs, fines, penalties, fees (including, without limitation, attorneys' fees), expenses, liabilities, losses, claims and damages that may at any time be asserted against or incurred by Trustee or the Bank as a result of, or arising out of, or in any way related to or by reason of this Deed of Trust (or the liens or security interests in the Mortgaged Property granted hereby), the Loan Agreement or any other Loan Document or any transaction contemplated hereby or thereby, or any event or matter involving the Mortgaged Property, including any cost, fine, penalty, fee, expense, liability, loss, or damage arising from or related to any Law concerning disabled individuals or any Law concerning Hazardous Substances or other environmental matters and including any and all claims and demands whatsoever which may be asserted against Trustee or the Bank by reason of any alleged obligation on its part to perform or discharge any obligation with respect to the Mortgaged Property.

         2.14 ACTIONS BY TRUSTEE OR BANK TO PRESERVE MORTGAGED PROPERTY. If Grantor shall fail to (a) effect, maintain and keep in force the insurance required under the provisions of Section 2.04, (b) make the payments required by
Section 2.07 or (c) pay, perform or observe any of the other obligations required by this Deed of Trust or any other Loan Document to be paid, performed or observed by Grantor, then Trustee or Bank or any of them may effect, maintain, keep in force, pay, perform or observe the same. In connection therewith, Trustee or any of the Bank shall have the right, but not the obligation, (i) to enter upon and take possession of the Mortgaged Property;
(ii) to make such additions, alterations, repairs and improvements to the Mortgaged Property as Trustee or any of the Bank may consider necessary or proper to keep the same in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or thereof or the rights or powers of Trustee or any of the Bank hereunder or thereunder; (iv) to contest or compromise any lien, encumbrance or charge which in the judgment of Trustee or any of the Bank may affect the security of this Deed of Trust or any other Loan Document, or to discharge the same, either by paying the amount claimed to be due or depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such other manner as is or may be prescribed by law; and (v) in exercising such powers, to pay necessary expenses including the fees and expenses of attorneys and all necessary or desirable consultants. All sums so expended by Trustee or any of the Bank or expended to sustain the lien or estate or security interest created by this Deed of Trust or any other Loan Document or the priority hereof or thereof, or to protect or enforce any of the rights of Trustee or any of the Bank under the terms of this Deed of Trust or any other Loan Document, or to recover or enforce any of the Secured Obligations or otherwise to secure the performance of any obligation of Grantor under this Deed of Trust or any other Loan Document, shall be paid by Grantor within five days after demand with interest at the Default Rate (as defined in the Note) until paid. In any action or proceeding to foreclose this Deed of Trust, or to recover, collect or enforce the Secured Obligations, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

         2.15. ESTOPPEL CERTIFICATES. Grantor, within five days after notice from any of the Bank, shall furnish to Bank a statement stating the amount of the Secured Obligations and stating whether any offsets or defenses exist against the Secured Obligations. Upon the reasonable request of Grantor (not more frequently than once every six months), Bank, within five days of such request, shall furnish to Grantor a statement stating the amount of the Secured Obligations.


                         ARTICLE III NEGATIVE COVENANTS

         Grantor covenants to Trustee and Bank as follows:

         3.01. LIENS; LEASES. Grantor shall not create, permit to accrue or suffer to exist any assignment, mortgage, lien, security interest, pledge, conditional sale or other title retention agreement, encumbrance or charge of, in, to or upon the Mortgaged Property, other than Permitted Encumbrances. Grantor shall not, without the prior written consent of the Bank, lease (as lessee) any of the Equipment or Improvements.

         3.02. MODIFICATIONS TO PROPERTY RESTRICTIONS. Grantor shall not initiate, join in or consent to any change in any private covenant, zoning ordinance or other public or private restriction which would detract from or limit the value or utility of the Mortgaged Property.

         3.03. HAZARDOUS SUBSTANCES. Grantor shall not (a) cause, permit or allow the deposit or creation of, or permit the existence of, any Hazardous Substances (other than Permitted Substances) at, on, in or under the Mortgaged Property; (b) use, permit or allow the use of Hazardous Substances (other than Permitted Substances) at, on, in or under the Mortgaged Property; or (c) cause, permit or allow the release or threatened release of any Hazardous Substances at, on, in, under or from the Mortgaged Property.

         3.04. DISSOLUTION; CHANGE OF BUSINESS. Grantor shall not dissolve, merge or consolidate with any other person or sell, transfer or otherwise dispose of all or a substantial portion of its assets. Grantor shall engage only in the business of constructing, owning and operating the Improvements as a continuing care facility and shall not engage in any other business.


                                   ARTICLE IV
                           EVENTS OF DEFAULT; REMEDIES

         4.01. EVENTS OF DEFAULT. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of law):

         (a) Borrower shall fail to pay when due principal of the Note and such failure shall have continued for a period of more than five days after Bank shall have given Borrower notice of such non-payment; or

         (b) Borrower or Grantor shall fail to pay when due interest on the Note or any other amount due hereunder or under the Note or any other Loan Document and such failure shall have continued for a period of five days after Bank shall have given Borrower notice of such non-payment; or

         (c) Any representation or warranty made by Borrower, Grantor or any Guarantor (as defined in the Loan Agreement) under this Deed of Trust or any other Loan Document or any statement made by Borrower, Grantor or any Guarantor in any financial statement, certificate, report, exhibit or document furnished by Borrower, Grantor or any Guarantor to Bank pursuant to or in connection with this Deed of Trust or any other Loan Document shall prove to have been false or misleading in any material respect as of the time when made (including by omission of material information necessary to make such representation, warranty or statement not misleading); or

         (d) Grantor shall default in the performance or observance of any covenant contained in Sections 2.03, 2.04 or 2.16 or in
                  Article III; or

         (e) Grantor shall default in the performance or observance of any other covenant, agreement or duty under this Deed of Trust and such default shall have continued for a period of thirty days after written notice thereof to Grantor; or

         (f) Grantor or Borrower or any Guarantor shall default in the performance or observance of any covenant, agreement or duty under the Note or any other Loan Document beyond any period of grace with respect thereto; or

         (g) An Event of Default set forth in the Loan Agreement, the Guaranty or any other Loan Document shall occur; or

         (h) Grantor or Borrower or any Guarantor (i) shall default in any payment of any obligation (or set of related obligations) in respect of Indebtedness in excess of $500,000 in aggregate amount beyond any period of grace with respect thereto or,- if such obligation or obligations is or are payable or repayable on demand, shall fail to pay or repay such obligation or obligations when demanded or (ii) shall default in the observance of any covenant, term or condition contained in any agreement or instrument by which such obligation or obligations is or are created, secured or evidenced if the effect of such default is to cause, or to permit the holder or holders of such obligation or obligations (or a trustee or Bank on behalf of such holder or holders) to cause, all or part of such obligation or obligations to become due before its or their otherwise stated maturity; or

         (i) One or more judgments for the payment of money shall have been entered against Grantor or Borrower or any Guarantor, which judgment or judgments exceed $100,000 in the aggregate, and such judgment or judgments shall have remained undischarged and unstayed for a period of thirty consecutive days; or

         (j) A writ or warrant of attachment, garnishment, execution, distraint or similar process shall have been issued against Grantor or Borrower or any Guarantor or any of their respective properties which shall have remained undischarged and unstayed for a period of thirty consecutive days; or

         (k) A material adverse change in the business, operations or condition (financial or otherwise) of the Facility, Grantor, Borrower shall have occurred; or

         (l) Grantor shall sell or otherwise convey or transfer the Mortgaged Property or any part thereof, or Grantor or any Guarantor shall merge with or into or consolidate with any Person (as defined in the Loan Agreement), or any stock of Grantor or any Guarantor shall have been transferred, pledged, levied upon or encumbered; or

         (m) A proceeding shall have been instituted in respect of Grantor or Borrower or any Guarantor

                  (i) seeking to have an order for relief entered in respect of Grantor or Borrower or such Guarantor, or seeking a declaration or entailing a finding that Grantor or Borrower or such Guarantor is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to Grantor or Borrower or such Guarantor, its assets or its debts under any law relating to bankruptcy, Insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar law now or hereafter in effect, or

                  (ii) seeking appointment of a receiver, trustee, custodian, liquidator, assignee, sequestrator or other similar official for Grantor or Borrower or such Guarantor or for all or any substantial part of its property, and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of sixty consecutive days; or

         (n) Grantor or Borrower or any Guarantor shall become insolvent, shall become generally unable to pay its debts as they become due, shall voluntarily suspend transaction of its business, shall make a general assignment for the benefit of creditors, shall institute a proceeding described in Section 4.01(m)(i) or shall consent to any such order for relief, declaration, finding or relief described therein, shall institute a proceeding described in Section 4.01(m)(ii) or shall consent to any such appointment or to the taking of possession by any such official of all or any substantial part of its property whether or not any such proceeding is instituted, shall dissolve, wind-up or liquidate itself or any substantial part of its property, or shall take any action in furtherance of any of the foregoing.

         4.02 REMEDIES.

         (a) Primary Remedies. If an Event of Default shall occur, Bank or Trustee (at the direction of Bank) for and on behalf of Bank, may by notice to Grantor, declare the Secured Obligations immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; provided, however, that, in the case of an Event of Default specified in subsections (m) or (n) of
                  Section 4.01, the Secured Obligations shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and Bank or Trustee (at the direction of Bank) may, and if requested by Bank, Trustee shall, exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Bank or Trustee (at the direction of Bank) may, and if requested by Bank, Trustee shall:

                  (i) enter and take possession of the Mortgaged Property or any part thereof, exclude Grantor and all persons claiming under Grantor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Bank, either in the name of

                           Grantor or otherwise, and upon such entry, from time to time, at the expense of Grantor and of the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements thereto as Bank may deem proper, and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof and apply the same to the payment of all expenses which Bank or Trustee may be authorized to incur under the provisions of this Deed of Trust and applicable law, the remainder to be applied to the payment, performance and discharge of the Secured Obligations in such order as Bank may determine until the same have been paid in full;

                  (ii) institute an action for the foreclosure of this Deed of Trust and the sale of the Mortgaged Property pursuant to the judgment or decree of a court of competent jurisdiction;

                  (iii) sell the Mortgaged Property to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and in accordance with the provisions of
                           Section 7-105, Real Property Article Annotated Code of Maryland, as amended, and Rules W70 through W77 of the Maryland Rules of Procedure, as amended, or otherwise in such manner as may be required by law, or in the absence of any such requirement, as Bank may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law and the Grantor grants to the Trustee a power of sale and assents to the passage of a decree for the sale of the Mortgaged Property upon the occurrence of an Event of Default hereunder;

                  (iv) take all steps to protect and enforce the rights of Trustee and Bank under this Deed of Trust by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights; and/or

                  (v) exercise any or all of the rights and remedies available to a secured party under the UCC, including the right to (A) enter the Mortgaged Property and take possession of the Equipment without demand or notice and without prior judicial hearing or legal proceedings, which Grantor hereby expressly waives,
                           (B) require Grantor to assemble the Equipment, or any portion thereof, and make it available to Bank at a place or places designated by Bank and reasonably convenient to both parties and (C) sell all or any portion of the Equipment at public or private sale, without prior notice to Grantor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Bank in its sole discretion may determine. As to any property subject to Article 9 of the UCC included in the Mortgaged Property, Bank or Trustee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Deed of Trust and the rights and remedies that Bank or Trustee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Mortgaged Property as one parcel or package of security. Grantor shall have the burden of proving that any sale pursuant to this Section 4.02(a) or pursuant to the UCC was conducted in a commercially unreasonable manner.

         (b) RECEIVER. If an Event of Default shall occur, Bank or Trustee shall be entitled as a matter of right to the appointment of a receiver of the Mortgaged Property and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Secured Obligations or the solvency of Grantor.

         (c) ENVIRONMENTAL SITE ASSESSMENTS. If an Event of Default shall occur, Grantor shall permit such persons as Bank may designate ("Site Reviewers") to visit the Mortgaged Property and perform environmental site investigations and assessments ("Site Assessments") on the Mortgaged Property for the purpose of determining whether there exists on the Mortgaged Property any environmental condition which could result in any liability, cost or expense to the owner or occupier of the Mortgaged Property. Such Site Assessments may include both above and below the ground testing for environmental damage or the presence of Hazardous Substances on the Mortgaged Property and such other tests on the Mortgaged Property as may be necessary to conduct the Site Assessments in the opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding the Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing all Site Assessments shall be paid by Grantor within five days after demand by Bank with interest at the Default Rate until paid

         (d) RIGHT OF SET-OFF. If an Event of Default shall occur, Bank and the holder of any participation in the Note shall have the right, in addition to all other rights and remedies available to them, to set-off against and to appropriate and apply to the unpaid balance of the Note and all other obligations of Grantor hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, Grantor by Bank or such holder, including all funds in all deposit accounts (general or special) now or hereafter maintained by Grantor with the Bank or such holder. Such right shall exist whether or not the Bank or any such holder shall have made any demand under the Note or any such participation or any other Loan Document and whether or not the Note or such participation or such other obligations are matured or unmatured. Grantor hereby confirms the foregoing arrangements and each such Beneficiary's or holder's right of banker's lien and set-off and nothing in this Deed of Trust or any other Loan Document shall be deemed any waiver or prohibition of any such Beneficiary's or holder's right of banker's lien or set-off.

         (e) SALES BY PARCELS. In any sale made under or by virtue of this Deed of Trust or pursuant to any judgment or decree of court, the Mortgaged Property may be sold in one or more parts or parcels or as an entirety and in such order as Bank or Trustee may elect, without regard to the right of Grantor, or any person claiming under them, to the marshalling of assets.

         (f) EFFECT OF SALE. The purchaser at any sale made under or by virtue of this Deed of Trust or pursuant to any judgment or decree of court shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estate of Grantor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including any of the Bank may purchase at any such sale. Trustee is hereby irrevocably appointed the attorney-in-fact of Grantor in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for this purpose, Trustee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Trustee or Bank or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Trustee or Bank, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Grantor in, to and under the Mortgaged Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Grantor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Grantor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

         (g) EVICTION OF GRANTOR AFTER SALE. If Grantor fails or refuses to surrender possession of the Mortgaged Property after any sale thereof, Grantor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Trustee or Bank or any purchaser of the Mortgaged Property under any provision of this Deed of Trust or pursuant to any judgment or decree of court.

         (h) CONFESSION OF JUDGMENT FOR ELECTMENT. For the purposes of the remedies afforded Bank and Trustee in Section 4.02(a), Grantor hereby authorizes any attorney of any court of record to appear for Grantor to sign an agreement for entering an amicable action of ejectment for possession of any of the Mortgaged Property and to confess judgment thereon against Grantor in favor of Bank and Trustee, whereupon a writ may forthwith issue for the immediate possession of any of the Mortgaged Property, without any prior writ or proceeding whatsoever; and for so doing, this Deed of Trust or a copy hereof verified by affidavit shall be a sufficient warrant.

         (i) INSURANCE POLICIES. In the event of a foreclosure sale pursuant to this Deed of Trust or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the Secured Obligations, all right, title and interest of Grantor in and to all policies of insurance required under the provisions of Section 2.04 shall inure to the benefit of and pass to the successor in interest of Grantor or the purchaser or grantee of the Mortgaged Property or any part thereof so transferred.

         4.03 APPLICATION OF PROCEEDS. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust, shall be applied:

         (a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, appraiser's fees and costs of procuring title searches, title insurance policies and similar items and the reasonable fees and expenses of Trustee and (ii) all charges, expenses and advances incurred or made by the Bank or Trustee in order to protect the lien or estate created by this Deed of Trust or the security afforded hereby including any expenses of entering, taking possession of and operating the Mortgaged Property;

         (b) then to the payment of any other Secured Obligations in accordance with the Inter Creditor Agreement described in
                  Section 6.15 herein; and

         (c) any balance thereof shall be paid to Grantors, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

         4.04 RIGHT TO SUE WITHOUT PREJUDICE. If an Event of Default shall occur, Trustee or Bank shall have the right from time to time to cause a sale of the Mortgaged Property under the provisions of this Deed of Trust or to sue for any sums required to be paid by Grantor under the terms of this Deed of Trust as the same respectively become due, without regard to whether or not the Secured Obligations shall be due and without prejudice to the right of Trustee or Bank thereafter to cause any such sale or to being any action or proceeding of foreclosure or otherwise, or to take other action, in respect of any Event of Default existing at the time such earlier action or proceeding was commenced.

         4.05 POWER TO MODIFY DOCUMENTS. Bank may at any time or from time to time, without the consent of any junior lien or encumbrances and without any obligation to give notice of any kind to any person and without in any manner affecting the priority of the lien or security interest of this Mortgage on or in any part of the Mortgaged Property (but subject, in all respects, to the provisions of the Loan Agreement), renew or extend this Deed of Trust or any other Loan Document or amend or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof in whole or in part, and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Bank may determine. Bank and Trustee may at any time or from time to time subordinate the lien or security interest of this Deed of Trust to any lease of space in the Improvements or any other agreement with respect to the occupancy or use of any part of the Mortgaged Property, or to any easement, restrictive covenant or other encumbrance on any part of the Mortgaged Property, or to any other lien on or security interest in any part of the Mortgaged Property, or to any other interest of any person in or to any part of the Mortgaged Property, in each case without the agreement or consent of Grantor or of the tenant or other party holding the interest to which the lien or security interest hereof is being subordinated or of any other person having a right or interest in any of the Mortgaged Property, without any obligation to give notice of any kind to any person, and without in any manner affecting (except to the extent specifically provided in the instrument effecting such subordination) the priority of the lien or security interest of this Deed of Trust on or in any part of the Mortgaged Property.

         4.06. REMEDIES CUMULATIVE.

         (a) GENERALLY. No right or remedy herein conferred upon or reserved to Bank or Trustee is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and in addition to any other right or remedy of Bank or Trustee under the Loan Documents or this Deed of Trust, or at law or in equity. The failure of the Bank or Trustee to insist at any time upon the strict observance or performance of any of the provisions of this Deed of Trust, or to exercise any right or remedy provided for herein or in the Loan Documents, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof. Every right and remedy given by this Deed of Trust or the Loan Documents to Bank or Trustee, or to which Bank or Trustee may otherwise be entitled, may be exercised from time to time and as often as may be deemed expedient by Bank or Trustee, and no warrant shall be exhausted by the exercise thereof. Bank and Trustee may pursue inconsistent remedies.

         (b) OTHER SECURITY. Bank and Trustee shall be entitled to enforce payment and performance of any Secured Obligations and to exercise all rights and powers under the Loan Documents or this Deed of Trust, or at law or in equity, notwithstanding that such Secured Obligations may now or hereafter be otherwise secured. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Bank's or Trustee's right to realize upon or enforce any other security now or hereafter held by Bank or Trustee in such order and manner as Bank or any of them or Trustee in their sole discretion may determine.

         4.07. WAIVER OF STAY, EXTENSION, MORATORIUM LAWS; EQUITY OF REDEMPTION. Grantor shall not at any time (a) insist upon, plead or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium Law or (b) claim, take or insist upon any benefit or advantage of any present or future Law providing for the valuation or appraisal of the Mortgaged Property prior to any sale or sales thereof which may be made under or by virtue of the provisions of Section 4.02; and Grantor hereby waives all benefit or advantage of any such Law or Laws. Grantor, for itself and all who may claim under it, hereby waives any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Deed of Trust and all notice or notices of seizure, and all right to have the Mortgaged Property marshaled upon any foreclosure hereof. Neither Bank nor Trustee shall be obligated to pursue or exhaust its rights or remedies as against any part of the Mortgaged Property before proceeding against any other part thereof and Grantor hereby waives any right or claim of right to have Bank or Trustee proceed in any particular order. Grantor hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Bank or either of them or Trustee under this Deed of Trust.


                                    ARTICLE V
                                     TRUSTEE

         5.01. ACCEPTANCE BY TRUSTEE. Trustee accepts the trusts herein created when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

         5.02. DUTIES AND COMPENSATION. Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for its negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation from Grantor in lieu thereof for any services rendered by it in accordance with the tenus hereof.

         5.03. ACTION IN ACCORDANCE WITH INSTRUCTIONS. Upon receipt by Trustee of instructions from Bank at any time or from time to time, Trustee shall (a) give any notice or direction or exercise any right, remedy or power hereunder or in respect of the Mortgaged Property as shall be specified in such instructions, and (b) approve as satisfactory all matters required by the terms hereof to be satisfactory to Trustee or Bank. Trustee may, but need not, take any of such actions in the absence of such instructions.

         5.04 RESIGNATION. Trustee may resign at any time upon giving of not less than 30 days' prior notice to Bank, but will continue to act as trustee until its successor shall have been chosen and qualified.

         5.05 SUCCESSOR TRUSTEE. In the event of the Trustee's death, removal, resignation, or refusal or inability to act as Trustee, Bank shall have the irrevocable power, with or without cause, without notice of any kind, without specifying any reason therefor, and without applying to any court, to select and appoint a successor trustee by filing a deed or other instrument of appointment for record in each office in which this Deed of Trust is recorded, and upon such recordation the successor trustee shall become vested with the same powers, rights, duties and authority of Trustee, as aforesaid, with the same effect as if originally made Trustee hereunder. Such successor shall not be required to give bond for the faithful performance of its duties unless required by Bank.


                                   ARTICLE VI
                                 MISCELLANEOUS

         6.01 SECURITY AND PRIORITY OF ADVANCES. This Deed of Trust secures, and the Secured Obligations include, future advances. All advances and indebtedness arising and accruing from time to time under the Loan Agreement shall be secured hereby to the same extent as though the Loan Agreement were fully incorporated in this Deed of Trust. Under the Loan Agreement advances shall be made and indebtedness shall be incurred from time to time hereafter, but each such advance or indebtedness shall be secured hereby as if made on the date hereof.

         6.02 CHANGES IN TAX LAW. In the event of the passage after the date of this Deed of Trust of any Law deducting from the value of the Mortgaged Property, for the purpose of taxation, any lien thereon, or changing in any way the Laws now in force for the taxation of mortgages or deeds of trust, or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Bank or any of them or Trustee, then and in such event, Grantor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Grantor of any such new or additional taxes would be unlawful (including under the laws of usury) Bank may either declare the whole sum secured by this Deed of Trust, with interest thereon, to be immediately due and payable, or pay that amount or portion of such taxes as would be unlawful to require Grantor to pay, in which event Grantor shall concurrently therewith pay the balance of said taxes.

         6.03. FURTHER ASSURANCES.

         (a) GENERALLY. From time to time upon the request of Bank or any of them or Trustee, Grantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents as Bank or any of them or Trustee may deem necessary or desirable to confirm this Deed of Trust, to carry out the purpose and intent hereof, or to enable Bank or Trustee to enforce any of their rights hereunder

         (b) FILINGS. Grantor immediately upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, any supplements hereto, any financing statements and each instrument of further assurance to be filed, registered or recorded and refiled, reregistered or rerecorded in such manner and in such places as may be required by any present or future Law in order to publish notice of and perfect the lien and security interest or estate created by this Deed of Trust on or in the Mortgaged Property, and shall pay all fees and costs in connection therewith.

         6.04 AMENDMENTS, WAIVERS, ETC. This Deed of Trust cannot be amended, modified, waived, changed, discharged or terminated except by am instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

         6.05 NO IMPLIED WAIVER. No course of dealing and no delay or failure of Bank or any of them or Trustee in exercising any right, power or privilege under this Deed of Trust, the Note or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege.

         6.06 NOTICES. All notices, requests, demands, directions and other communications (collectively "notices") under the provisions of this Deed of Trust shall be in writing (including telexed communication) unless otherwise expressly permitted hereunder or thereunder and shall be sent by first-class or first-class express mail, or by telex or fax with confirmation in writing mailed first-class, in all cases with charges prepaid, and any such properly given notice shall be effective when received. All notices shall be sent to the applicable party at its address stated on the first page hereof or in accordance with the last unrevoked written direction from such party to the other party hereto. Bank and Trustee may rely on any notice (including telephoned communication) purportedly made by or on behalf of Grantor, and shall have no duty to verify the identity or authority of the person giving such notice.

         6.07 EXPENSES: TAXES: ATTORNEYS' FEES. Grantor agrees to pay or cause to be paid and to save Bank and Trustee harmless against liability for the payment of all reasonable out-of-pocket expenses, including fees and expenses of counsel for Bank, Trustee or any of them, incurred by

Bank, Trustee or any of them from time to time; (a) arising in connection with the preparation, execution, delivery and performance of this Deed of Trust, the Note and the other Loan Documents; (b) relating to any requested amendments, waivers or consents to this Deed of Trust, the Note or any other Loan Document; and (c) arising in connection with Bank' or Trustee's enforcement or preservation of rights under this Deed of Trust, the Note or any other Loan Document, including such expenses as may be incurred by Bank, Trustee or any of them in the collection of the Note or the realization of security given for the Note. Grantor agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by Bank or any of them or Trustee to be payable in connection with this Deed of Trust, the Note or any other Loan Documents, and Grantor agrees to save Bank and Trustee harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. Grantor agrees to pay and to save Bank harmless against liability for the payment of all reasonable out-of-pocket expenses incurred by Bank, or any of them, in connection with their review of any repair, replacement, alteration, improvement or restoration to the Mortgaged Property in connection with the requirements of Sections 2.02, 2.03 and 2.06, including the fees and expenses of counsel for Bank or any of them and of any architect engaged by Bank or any of them to review plans and specifications, inspect work or provide advice with respect to determinations to be made in connection therewith. In the event of termination adversely to Grantor of any action at law or suit in equity in relation to this Deed of Trust, the Note or any other Loan Document, Grantor will pay, in addition to all other sums which Grantor may be required to pay, a reasonable sum for attorneys' fees incurred by Bank or Trustee in connection with such action or suit. All amounts payable by Grantor under this Section 6.07 shall be paid within five days after demand with interest at the Default Rate until paid.

         6.08 ASSIGNMENT OF RESIDENCY AGREEMENTS. Concurrently herewith, Grantor and Borrower have executed and delivered to Bank by separate instrument an Assignment of Residency Agreements dated as of the date hereof and to be recorded, pursuant to which each of Grantor and Borrower has assigned Bank all of its right, title and interest in and to the Residency Agreements (as defined in the Loan Agreement), including all fees payable under such Residency Agreements, all as therein more specifically set forth, which Assignment of Residency Agreements is incorporated herein by reference as fully and with the same effect as if set forth herein at length.

         6.09 JURISDICTION ETC. Grantor irrevocably (a) agrees that Bank or any of them, may bring suit, action or other legal proceedings arising out of this Deed of Trust (other than those brought for the foreclosure or other realization on the real property security granted hereby), the Note or any other Loan Document, or the transactions contemplated hereby or thereby, in the courts of the State of Iowa in Polk County, Iowa, the courts of the United States for the Southern District of Iowa; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which Grantor may have to the laying of the venue of any such suit, action or proceeding in any of such courts; and (d) waives any right it may have to a jury trial in connection with any suit, action or proceeding arising out of this Deed of Trust, the Note or any other Loan Document or the transactions contemplated hereby or thereby.

         6.10 INTERPRETATION. Unless the context otherwise requires, (a) the term "person" means an individual, corporation, partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), governmental authority or agency, or any other entity, (b) any reference in this Deed of Trust to "Grantors," "Trustee", "Bank" or any other entity shall include its successors and assigns, (c) any reference to an Article or Section shall refer to the specified Article or Section of this Deed of Trust, (d) words importing the singular number include the plural number, and vice versa, (e) the terms "hereof", "hereby", "hereto", "hereunder" and similar terms refer to this entire Deed of Trust, (f) the term "including" shall mean "including without limitation", and (g) any reference to the Mortgaged Property shall refer to the Mortgaged Property or any part thereof or any estate or interest therein. The captions or headings at the beginning of each Article and Section hereof are for the convenience of the parties and are not a part of this Deed of Trust.

         6.11. INVALIDITY OF CERTAIN PROVISIONS. If the security interest, lien or estate created by this Deed of Trust is invalid or unenforceable as to any part of the Secured Obligations, or as to any part of the Mortgaged Property, the unsecured or partially secured portion thereof shall be completely paid prior to the payment of the remaining and secured or partially secured portion thereof, and all payments made thereon, whether voluntary or pursuant to foreclosure sale or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion thereof which is not secured or fully secured by this Deed of Trust.

         6.12 SEVERABILITY. If any term or provision of this Deed of Trust or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law.

         6.13 GOVERNING LAW. This Deed of Trust shall be governed by, and construed in accordance with, the laws of the state in which the Land is located.

         6.14 TIME OF ESSENCE; DURATION; SURVIVAL. Time is of the essence with respect to all of Grantor's obligations under this Deed of Trust and the other Loan Documents. All representations and warranties of Grantor contained herein or in any other Loan Document or made in connection herewith or therewith shall survive the making of and shall not be waived by the execution and delivery of this Deed of Trust or the other Loan Documents, any investigation by Bank, Trustee or any of them or the making of any loan advance under the Loan Agreement. All covenants and agreements of Grantor contained herein or in any other Loan Document shell continue in full force and effect from and after the date hereof so long as Borrower may borrow under the Loan Agreement and until payment in full of the Secured Obligations. Without limitations, it is understood that all obligations of Grantor to make payments to or indemnify Bank, Trustee or any of them shall survive the payment in full of the principal of and interest on the Note.

         6.15. SUCCESSORS AND ASSIGNS. This Deed of Trust shall run with the Land and shall apply to, inure to the benefit of and bind each of the parties hereto and their respective successors and assigns.

         6.16. INTERCREDITOR AGREEMENT. The rights of Bank under this Deed of Trust are subject to the terms and conditions of an Intercreditor Agreement of even date herewith among the Bank, and others which terms and conditions are incorporated herein by reference; provided, however, that the incorporation of the Intercreditor Agreement herein shall not be deemed to confer upon Grantor any rights with respect to the Intercreditor Agreement, including without limitation any rights as a third party beneficiary or rights to notice of, or to consent to any modification, amendment or waiver of or to any term or provision of the Intercreditor Agreement.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS DEED OF TRUST SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS DEED OF TRUST ONLY BY ANOTHER WRITTEN AGREEMENT.

         IN WITNESS WHEREOF, Grantor has duly executed and delivered this Deed of Trust as of the date first above written.

                              THE CHESTNUT REAL ESTATE PARTNERSHIP

                              By:  BLAKEHURST JOINT VENTURE, a general
                                   partner

                                   By: Chestnut Village, Inc., a general partner

                                   By:  /s/ Arthur V. Neis
                                       -----------------------------------------

                                   Title:  Treasurer
                                          --------------------------------------


STATE OF IOWA              )
                           ) ss
COUNTY OF POLK             )

         On this, the 17 day of June, 1997, before me, the undersigned officer, a Notary Public in and for said County and State, personally appeared Arthur V. Neis , who acknowledged himself to be the Treasurer of Chestnut Village, Inc., an Iowa corporation which is a general partner of Blakehurst Joint Venture, which is a general partner of The Chestnut Real Estate Partnership, and that as such officer, being authorized to do so, executed the foregoing instrument on behalf of such corporation for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                     /s/ Sue Zimmerman
                                     ------------------------------------------
                                     Notary Public

                                     [Notarial Seal]

My commission expires: 12-9-99

                              THE CHESTNUT REAL ESTATE PARTNERSHIP

                              By: WEST JOPPA ROAD LIMITED PARTNERSHIP, as a general partner

                                   By:  Rosedale Care, Inc., a general partner

                                   By:  /s/ T.F. Mullan
                                       -----------------------------------------
                                           Thomas F. Mullan, III

                                   Title:  President
                                          --------------------------------------


STATE OF MARYLAND          )
                           ) ss
COUNTY OF BALTIMORE        )

         On this, the 12th day of June, 1997, before me, the undersigned officer, a Notary Public in and for said County and State, personally appeared Thomas F. Mullan, III, who acknowledged himself to be the President of Rosedale Care, Inc., a Maryland corporation which is a general partner of West Joppa Road Limited Partnership, which is a general partner of The Chestnut Real Estate Partnership, and that as such officer, being authorized to do so, executed the foregoing instrument on behalf of such corporation for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    /s/ Daun L. Smith
                                    --------------------------------------------
                                    Notary Public

                                    [Notarial Seal]

My commission expires:

         September 1, 2000

                              THE CHESTNUT REAL ESTATE PARTNERSHIP

                              By: WEST JOPPA ROAD LIMITED PARTNERSHIP, as a general partner

                                   By:  Continental Care, Inc. a general partner

                                   By:  /s/ J.A. Luetkemeyer, Jr.
                                       -----------------------------------------

                                   Title:  President
                                          --------------------------------------

STATE OF MARYLAND          )
                           ) ss
COUNTY OF BALTIMORE        )

         On this, the 12th day of June, 1997, before me, the undersigned officer, a Notary Public in and for said County and State, personally appeared John A. Luetkemeyer, Jr., who acknowledges himself to be the President of Continental Care, Inc. a Maryland corporation which is a general partner of West Joppa Road Limited Partnership, which is a general partner of The Chestnut Real Estate Partnership, and that as such officer, being authorized to do so, executed the foregoing instrument on behalf of such corporation for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                    /s/ Dolores F. Schafer
                                    --------------------------------------------
                                    Notary Public

                                    [Notarial Seal]

My commission expires:   July 1, 1999

                                    EXHIBIT A


                          LEGAL DESCRIPTION OF THE LAND


         BEING KNOWN AND DESIGNATED as Lot No. 2 as shown on a plat entitled, "Amended Subdivision Plat of BLAKEHURST LIFE CARE COMMUNITY" dated March 18, 1992 and recorded among the Land Records of Baltimore County in Plat Book SM No. 64, folio 34, together with those two parcels of land binding on Lot No. 2 and identified on the Plat as "Highway Widening Area No. 1 " containing 1. 943 acres, more or less, and "Highway Widening Area No. 3", containing 0.020 acres, more or less.

         BEING the same property which by Deed dated March 23, 1992 and recorded among the Land Records of Baltimore County, Maryland in Liber SM No. 9109, folio 54, was granted and conveyed by Institute of Mission Helpers of Baltimore City to The Chestnut Real Estate Partnership.

         TOGETHER WITH the benefit of, and subject to the provisions of, that certain Agreement of Restrictions and Purchase Option dated March 23, 1992 by and between The Institute of Mission Helpers of Baltimore City and The Chestnut Real Estate Partnership as recorded among the Land Records of Baltimore County in Liber SM No. 9109, folio 141.